Capital Disclosures	6 Months Ended
Jun. 30, 2020
Capital Disclosures
Capital Disclosures
16.	Capital disclosures

The Company’s objective in managing capital, consisting of shareholders’ equity, with cash and cash equivalents and restricted cash being its primary components, is to ensure sufficient liquidity to fund operating expenses and working capital requirements. Over the past several years, the Company has raised capital via public equity and registered direct offerings and issuances under various at-the-market sales programs as its primary source of liquidity. The policy on dividends is to retain cash to keep funds available to finance the activities required to advance the Company’s product development portfolio and to pursue appropriate commercial opportunities as they may arise. The Company is not subject to any capital requirements imposed by any regulators or by any other external source.